VOID AFTER DECEMBER 16, 2005
               WARRANT TO PURCHASE 520,000 SHARES OF COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.


          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT AND/OR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS WARRANT AND SUCH SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.


Warrant Certificate No. TCC-1

     This is to Certify That, for value received, Target Capital Corp., the registered holder hereof, or its registered assigns (the registered holder or assigns are being referred to hereinafter as the "Warrantholder"), is entitled to purchase from Software Publishing Corporation Holdings, Inc., a Delaware corporation (the "Company"), subject to the provisions of this Common Stock Warrant Certificate, at any time and from time to time on or after December 17, 1998 (the "Exercise Date"), and before 5:00 p.m., New York City time, on December 16, 2005 (the "Expiration Time"), at the price of $.75 per share (as adjusted as herein provided, the "Exercise Price"), up to 520,000 shares of the common stock, par value $.001 per share (the "Common Stock"), of the Company (such number of shares of Common Stock purchasable upon the exercise of this Warrant Certificate, as adjusted from time to time pursuant to the provisions hereinafter set forth, are referred to in this Warrant Certificate as the "Warrant Shares").

     The number of Warrants (the "Warrants") evidenced by this Warrant Certificate (the "Warrant Certificate"), the number and character of shares of Warrant Shares and the Exercise Price are subject to adjustment from time to time as provided herein.

    The terms of the Warrants are as follows:

1.   Exercise of Warrants.

          (a) The Warrants may be exercised, in whole or in part, commencing on the Exercise Date and on or prior to the Expiration Time by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at 3A Oak Road, Fairfield, New Jersey 07004, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Exercise Price payable in respect of the Warrants being exercised. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof) evidencing the balance of the Warrants that remain exercisable.

          (b) On the date of exercise of the Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which the exercise relates.

          (c) As soon as practicable, but not in excess of ten days, after the exercise of all or part of the Warrants, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder a certificate or certificates evidencing the number of fully-paid and nonassessable Warrant Shares to which the Warrantholder shall be entitled upon such exercise.

          (d) No certificates for fractional Warrant Shares shall be issued upon the exercise of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Share to the nearest whole share of Common Stock.

     2.   Issuance of Common Stock; Reservation of Shares.

          (a) The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully-paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          (b) The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

     3. Adjustments of Exercise Price, Number and Character of Warrant Shares, and Number of Warrants.

          The Exercise Price the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

          (a) Stock Dividends, Subdivisions and Combinations. If after the date hereof the Company shall:

                    (i) pay a dividend or make a distribution in shares of Common Stock to holders of its capital stock of any class;

                    (ii) subdivide the outstanding shares of its Common Stock into a larger number of shares;

                    (iii) combine the outstanding shares of its Common Stock into a smaller number of shares; or

                    (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company;

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the record date, in the case of a dividend or distribution, and the effective date, in the case of a subdivision, combination or reclassification.

          (b) Extraordinary Dividends. In case the Company shall declare a dividend upon its Common Stock (except a dividend payable in shares of Common Stock referred to in clause (i) of Paragraph 3(a) or a dividend payable in warrants, rights or convertible securities (payable otherwise than out of retained earnings), the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock to the extent otherwise than out of retained earnings or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined in good faith by the Board of Directors of the Company; provided, that in no event shall the Exercise Price be reduced to less than the then current par value of the Common Stock per share. For the purposes of the foregoing, a dividend payable other than in cash or capital stock of the Company shall be considered payable out of retained earnings only to the extent that such retained earnings are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company. Such reduction shall take effect as of the date on which a record is taken for the purpose of such dividend or if a record is not taken, the date as of which the holders of the Common Stock of record entitled to such dividend are to be determined. Appropriate readjustment of the Exercise Price shall be made in the event that any dividend referred to in this Paragraph 3(b) shall be lawfully abandoned.

          (c) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change of the Exercise Price then in effect of less than one cent ($.01) per share. Any adjustment of less than one cent ($.01) per share of any Exercise
Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) per share or more. However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the effective date upon which this Warrant Certificate is exercised.

          (d) Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Holder.

          (e) Capital Reorganizations and Other Reclassifications. In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph 3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(e).

          (f) Adjustments to Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the exercise price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a) through (e), inclusive.

          (g)   Deferral   of   Issuance   of   Additional   Shares  in  Certain
Circumstances. In any case in which this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Warrantholder exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

     4.   Definition of Common Stock.

          The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the date hereof except as otherwise provided in
Section 3.

     5. Notices of Record Date, etc.

          In the event the Company shall propose to take any action of the types requiring an adjustment of the Exercise Price or the number or character of the Warrant Shares or Warrants pursuant to Section 3 or a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed, the Company shall give notice to each Warrantholder as provided in Section 10, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrants. In the case of any action which will require the fixing of a record date, unless otherwise provided in this Warrant Certificate, such notice shall be given at least twenty days prior to the date so fixed, and in case of all other action, such notice shall be given at least thirty days prior to the taking of such proposed action.

     6.   Replacement of Securities.

          If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

     7.   Registration.

          This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Office as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

     8.   Transfer.

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT AND/OR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE

     STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS WARRANT AND SUCH SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

     9.   Exchange of Warrant Certificates.

          This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

     10.  Notices.

          All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing by the Warrantholder and, if to the Company, at the Company Offices.

     11.  Registration Rights.

          (a) Defined Terms. As used in this Section 11, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

                    (i)   Registerable   Securities.   The  term   "Registerable
     Securities" shall mean any of the Warrant Shares, including any shares of Common Stock or other securities received in connection with any stock split, stock divided, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon shares of Common Stock. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act covering such Registerable Securities has been declared effective and either (1) such Registerable Securities have been disposed of pursuant to such effective registration statement or (2) such Registrable Securities remain covered by such effective Registration Statement, such Registerable Securities have been withdrawn from such Registration Statement at the request or demand of the holder of such Registerable Securities or such registration statement has been withdrawn at the request or demand of the holder of such Registerable Securities, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

                    (ii) Rightsholders.  The term "Rightsholders"  shall include the Warrantholder, all successors and assigns of the Warrantholder, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor Rightsholder under this Agreement with respect to the transferred Registerable Securities; provided, however, the term "Rightsholders" shall not include any person or entity who has sold, transferred or assigned all of such person's or entity's Registerable Securities.

                    (iii) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Section 11 shall refer to this Section 4 as a whole and not to any particular provision of this Section 11, and subsection, paragraph, clause, schedule and exhibit references are to this
     Section 11 unless otherwise specified.

          (b)  Demand Registration.

                    (i) Right to Demand. Subject to Paragraph 11(b)(ii) hereof, at any time on or after the Exercise Date and on or prior to two years from the Expiration Time, the Initiating Holders (as defined in Paragraph 11(b)(vi) below) may make a written request (each, a "Demand Request") to the Company for registration under the Securities Act of all or part of their Registerable Securities (each, a "Demand Registration"). Within ten days after receipt of a Demand Request, the Company shall deliver a written notice (the "Notice") of such Demand Request to all other Rightsholders. The Company will include in such Demand Registration all Registerable Securities with respect to which the Company has been given written requests (each, "Tag-Along Request") for inclusion therein within twenty days after the giving of the Notice. Each and every Demand Request shall be required to specify the aggregate amount of the Registerable Securities to be included in such Demand Registration, the amount of Registerable Securities to be registered for each of the Initiating Holders and the intended method(s) of disposition thereof, including whether or not such Demand Registration or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting. Each and every Tag-Along Request shall be required to specify the amount of Registerable Securities to be registered in the Demand Registration and the intended method(s) of disposition thereof, including whether or not the Registerable Securities subject to such Tag-Along Request or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting.

                    (ii) Number of Demand Registrations; Expenses. Subject to the provisions of Paragraph 11(b)(iii) hereof, the holders of Registerable Securities shall be entitled, in the aggregate, to one Demand Registration, the Registration Expenses (as defined in Paragraph 11(e) hereof) of which, subject to the provisions of Paragraph 11(e), shall be borne by the Company, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection with any of the Registrable Securities. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

                    (iii)     Priority on Demand Registrations.

                              (A)  Whenever  the Company  shall  effect a Demand
          Registration in connection with an underwritten offering by one or more Initiating Holders, no other securities, including other Registerable Securities shall be included in such Demand Registration, unless (1) the managing underwriter(s) with respect to such Demand Registration shall have advised the Company and each Initiating Holder whose Registerable Securities were included in the Demand Request, in writing, that the inclusion of such other securities would not adversely affect such underwritten offering or (2) each of the Initiating Holders shall each have consented in writing to the inclusion of such other securities. In the event of such written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request which are subject to the underwritten offering,
          (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the other holders (each, a "Rightsholder") of registration rights granted by the Company in connection with the sale of the Shares who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

                              (B) Whenever the Company shall effect a Demand Registration in connection with an offering of Registerable Securities of Initiating Holders for which the intended method(s) of distribution shall not include an underwritten offering, and the holders of a majority of the Registerable Securities which were subject to the Demand Request shall advise the Company in writing that, in the opinion of such Initiating Holders, the number of securities proposed to be sold in such Demand Registration would adversely affect such offering, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of such Initiating Holders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request, (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the

          Rightsholders who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and
          (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

                              (C) In the event that Initiating Holders and other Rightsholders who have given a Tag-Along Request are unable to have registered the full amount of Registerable Securities which they requested to be registered pursuant to a Demand Request or Tag-Along Request, pursuant to the provisions of this Paragraph 11(b), such Initiating Holders and other Rightsholders shall retain the right to one Demand Registration with respect to such unregistered Registerable Securities subject to such Demand Request and Tag-Along Request.

                    (iv) Delay in Effecting Demand Registration. Notwithstanding anything in the foregoing to the contrary, the Company shall not be obligated to effect a Demand Registration at any time when the Company, in the good faith judgment of its Board of Directors made no later than 30 days after the giving of the Demand Request with respect to such Demand Registration, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be detrimental to the interests of Company or its stockholders. The effectuation of a Demand Registration cannot be suspended, pursuant to the provisions of the preceding sentence, for more than 120 days after the date of the Board's determination referenced in the preceding sentence.

                    (v) Approval of Underwriter by the Company and Placement Agent. If the Demand Registration is to involve an underwritten offering, the managing underwriter(s) and each selling agent selected by those Rightsholders participating in each such underwritten offering shall be subject to the written approval of the Company, which approval may not be unreasonably withheld.

                    (vi) "Initiating Holders" Defined. For purposes of this Agreement, the term "Initiating Holders" shall mean, on any given date, those Rightsholders holding Registerable Securities which would aggregate 50% or more of the total Registerable Securities that would be outstanding on such date.

          (c)  Piggy-Back Registration.

                    (i) If, at any time on or after the Exercise  Date and on or prior to two years from the Termination Date, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Rightsholders owning Registerable
     Securities at least 30 days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the twenty days immediately following the giving of the Company Piggy-Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Paragraph 11(c)(i), if the managing underwriter(s) of such underwritten offering (or, in the case of an offering not being underwritten, the Company) delivers a written opinion (or, in the case of the Company, a resolution of its Board of Directors certified by the President or Secretary of the Company) to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in its written opinion (or the Board of Directors in its resolution).

                    (ii) Number of Piggy-Back Registrations; Expenses. The obligations of the Company under this Paragraph 11(c) shall be unlimited with respect to each Rightsholder. Subject to the provisions of Paragraph 11(e) hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this Paragraph 11(c), but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

                    (iii) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Paragraph 11(c), the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this Paragraph 11(c), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Paragraph 11(c) to register any of the Registerable Securities in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Paragraph 11(c) for the same period as the delay in the registration of such other securities. No registration effected under this Paragraph 11(c) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under Paragraph 11(b) hereof or any other agreement with the Company.

          (d)  Registration Procedures.

                    (i) Obligations of the Company. The Company will, in connection with any registration pursuant to Paragraph 11(b) or (c) hereof, as expeditiously as possible:

                              (A)  prepare  and  file  with  the   Commission  a
          registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Demand Requests, Tag-Along Requests and Holder Notices, and use its commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable
          Securities  are included  therein  draft  copies of such  registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 90 days;

                              (B) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

                              (C) notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by clause (1) of Paragraph 11(d)(i)(J) hereof cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                              (D) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

                              (E) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registrable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 11(d)(i)(E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;

                              (F)  make   available   for   inspection  by  each
          Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
          (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                              (G) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

                              (H) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

                              (I) provide a CUSIP number for all Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

                              (J) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration,
          (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (3) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and
          (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Paragraph 11(d)(i)(J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

                              (K) if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

                    (ii) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to Paragraph 11(b) or (c) hereof:

                              (A) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

                              (B) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (2), (3), (5) and (6) of Paragraph 11(d)(i)(C) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (1) of Paragraph 11(d)(i)(C) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Paragraph 11(d)(ii)(B) in any Demand Request, Tag-Along Request or Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder.

          (e) Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses." Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any Demand Registration if such Demand Request is subsequently withdrawn at the request of the holders of a majority of the

Registerable Securities included in such Demand Registration (in which case all Rightsholders which requested the withdrawal of the Demand Registration shall bear such expenses pro rata); provided that, if, at the time of such withdrawal, such Rightsholders have learned of a material adverse change in the condition, business or prospects of the Company from that known to such Rightsholders at the time of their Demand Request, such Rightsholders shall not be required to pay any of such expenses. In either event, if such Rightsholders pay in full the expenses of such withdrawn Demand Registration, such Rightsholders shall retain the right to one Demand Registration.

          (f)  Indemnification: Contribution.

                    (i)  Indemnification  by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

                    (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

                    (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Paragraph 11(f) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this Paragraph 11(f). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

                    (iv) Contribution. If the indemnification provided for in this Paragraph 11(f) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages. liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Paragraph 11(f)(v), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 11(f)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and (B) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (v) Limitation.  Anything to the contrary  contained in this
     Paragraph 11(f) or in Paragraph 11(g) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

          (g) Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and 10b-7 under the Exchange Act and (ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of Paragraph 11(e) hereof.


     12.  Miscellaneous.

          This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     13.  Expiration.

          Unless as hereinafter provided, the right to exercise these Warrants shall expire at the Expiration Time.


Dated: As of December 17, 1998

                                                       SOFTWARE PUBLISHING
                                                    CORPORATION HOLDINGS, INC.


                                              By:    /s/ Mark E. Leininger
                                                  ---------------------------
                                                 Mark E. Leininger, President
ATTEST:



     /s/ Marc E. Jaffe
------------------------------
  Marc E. Jaffe, Secretary

                                  EXERCISE FORM



                                                   Dated:_______________, ____


TO: SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.:

          The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock, and hereby makes payment of _____________ in payment of the actual Exercise Price thereof.

                                   ----------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

       Name:
             -------------------------------------------------------------------
                     (Please type or print in block letters)

    Address:
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

  Signature:
             -------------------------------------------------------------------
                (Signature must conform in all respects to the name of the
                    Warrantholder as set forth  on the  face of this
                                 Warrant Certificate.)

                                 ASSIGNMENT FORM


       FOR VALUE RECEIVED,  _____________________________________ hereby  sells, assigns and transfers unto


       Name:
              ------------------------------------------------------------------
                     (Please type or print in block letters)

    Address:  ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

the right to purchase Common Stock represented by this Warrant Certificate to the extent of ________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

      Dated:
             -----------------------------

  Signature:
             -------------------------------------------------------------------
                 (Signature must  conform in all respects to the name of the
                       Warrantholder as set forth  on the  face of this
                                       Warrant Certificate.)